UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
March 5, 2019
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38044 (Commission File Number)	26-4175727 (I.R.S. Employer Identification Number)
100 First Street, Suite 600 San Francisco, California 94105
(Address of principal executive offices)
(888) 722-7871
(Registrant's telephone number, including area code)
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___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On March 7, 2019, Okta, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended January 31, 2019.

A copy of the press release is attached as Exhibit 99.1.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 5, 2019, the Compensation Committee of the Board of Directors of Okta, Inc. (the “Company”) adopted and approved the Company’s Amended and Restated Senior Executive Incentive Bonus Plan (the “Plan”), to provide the Company with discretion to make payments under the Plan in the form of shares of the Company’s Class A common stock (“Common Stock”) or restricted stock units covering the Common Stock (“RSUs”), in addition to cash. For the fiscal year ended January 31, 2019, and for future fiscal years, the Company intends to pay bonuses under the Plan, to the extent earned, in accordance with the terms and conditions of the Plan, in the form of RSUs that are fully vested as of the date of grant.

The Company’s Amended and Restated Senior Executive Incentive Bonus Plan referred to in this Item 5.02(e) is incorporated by reference as an exhibit.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated March 7, 2019, issued by Okta, Inc.
99.2	Okta, Inc. Amended and Restated Senior Executive Incentive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of March 2019.

Okta, Inc.

By:	/s/ William E. Losch
Name:	William E. Losch
Title:	Chief Financial Officer